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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 2000, in Amendment No. 2 to the Registration Statement on Form F-1 (No. 333-48878) of Precise Software Solutions Ltd. for the registration of 5,002,500 shares of its Ordinary shares.

                                       Yours Truly,

                                       /s/ Kost, Forer and Gabbay
                                       ----------------------------------
                                       KOST, FORER and GABBAY

November 13, 2000
Tel-Aviv, Israel